UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 31, 2008

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


              TEXAS                       0-4690               74-2126975
 (State or Other Jurisdiction of     (Commission File        (IRS Employer
          Incorporation)                 Number)          Identification No.)


 6500 RIVER PLACE BOULEVARD, BUILDING I, AUSTIN, TEXAS           78730
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number (including area code): (512) 404-5000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      Financial Industries Corporation ("FIC") and William Prouty entered into Amendment No. 1, effective as of January 31, 2008 (the "Amendment") to the CEO Engagement Agreement, dated as of February 1, 2007 (the "Employment Agreement"), between FIC and Mr. Prouty. The Amendment extends the term of Mr. Prouty's employment as FIC's Chief Executive Officer through the earlier of (i) the consummation of a Change of Control Transaction (as defined in the Employment Agreement), including without limitation the consummation of the merger pursuant to the Agreement and Plan of Merger, dated January 14, 2008, between Americo Life, Inc. and FIC (the "Americo Merger Agreement"), (ii) 5:00 p.m. on the 30th day following written notice to Mr. Prouty stating FIC's intention to terminate the Employment Agreement (or such later date specified in such written notice) or (iii) 5:00 p.m. on December 31, 2008.

      In addition, the Amendment extends the period during which Mr. Prouty is entitled to a $600,000 change of control payment in the event a Change of Control Transaction (as defined in the Employment Agreement) is consummated. Under the terms of the original Employment Agreement, in order for Mr. Prouty to be entitled to the change of control payment, a Change of Control Transaction satisfying certain criteria had to be consummated on or before October 31, 2008. Pursuant to the terms of the Amendment, Mr. Prouty will be entitled to the $600,000 change of control payment in the event a Change of Control Transaction satisfying certain criteria is consummated on or before December 31, 2008. The consummation of the merger pursuant to the Americo Merger Agreement will constitute a qualifying Change of Control Transaction under the Employment Agreement, which will trigger the $600,000 change of control payment to Mr. Prouty.

      Except as expressly amended by Amendment No. 1, the CEO Engagement Agreement remains unmodified and continues in full force and effect.

      The foregoing description of the amendment to the CEO Engagement Agreement does not purport to be complete and is qualified in its entirety by reference to the amendment, which is incorporated herein by reference as an exhibit to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS

      99.1        Amendment No. 1 to CEO Engagement Agreement, dated January 31,
                  2008.




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                                   SIGNATURES

      Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Financial Industries Corporation



                                    By:   /s/ William B. Prouty
                                       ---------------------------
                                    Name:   William B. Prouty
                                    Title:  Chief Executive Officer



                                    Date:  February 6, 2008





















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